Free Writing Prospectus Legend

The issuer has filed a registration statement (including a prospectus) with the
SEC (SEC File No. 333-130408) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-500-5408.

Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, PNC Capital Markets
LLC, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (the
"Underwriters") are soliciting any action based upon it. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation of issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).

Any legends, disclaimers or other notices or language that may appear in the text of, at the bottom of, or attached to, an email communication to which this material may have been attached, that are substantantively similar to or in the nature of the following disclaimers, statements or language, are not applicable to these materials and should be disregarded:

o    disclaimers regarding accuracy or completeness of the information contained herein or restrictions as to reliance on the information contained herein by investors;

o    disclaimers of responsibility or liability;

o    statements requiring investors to read or acknowledge that they have read or understand the registration statement or any disclaimers or legends;

o    language indicating that this communication is neither a prospectus nor an offer to sell or a solicitation or an offer to buy;

o    statements that this information is privileged, confidential or otherwise restricted as to use or reliance; and

o    a legend that information contained in these materials will be superseded or changed by the final prospectus, if the final prospectus is not delivered until after the date of the contract for sale.

Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via the e-mail system pursuant to which this communication is being transmitted.

                                          MATURITY/     OPEN
             PROPERTY NAME                ARD DATE    PAYMENTS   OPEN DATE
---------------------------------------   ---------   --------   ---------
The Atrium Hotel Portfolio                 9/1/2016       4       5/2/2016
Stonestown Mall                            9/1/2011       7       2/2/2011
Wilton Portfolio Pool 1                    9/1/2016       4       5/2/2016
Westin Arlington Gateway                   8/8/2016       4       4/9/2016
Farmers Market I, II and III               6/8/2016       4       2/9/2016
Valdosta - Colonial Mall                  12/8/2015       4       8/9/2015
Exel Logistics                             6/8/2016       4       2/9/2016
Lufkin Mall                                2/8/2016       4      10/9/2016
Cool Springs Commons                       5/1/2016       3       2/2/2016
South State Street                         9/1/2016       4       5/2/2016
Whippletree Village MHP                    7/8/2013       4       3/9/2013
Covance Business Center                    2/1/2017       4      10/2/2017
16661 Ventura Boulevard                   10/1/2016       4       6/2/2016
Hawthorne Groves Apartments               10/1/2016       2       8/2/2016
Carmax of Tennessee                        8/1/2016       4       4/2/2016
Preserve at Colony Lakes                   8/1/2016       3       5/2/2016
Town Center Block 3 & 8                    9/8/2016       4       5/9/2016
Middle Atlantic Products                   6/1/2016       3       3/2/2016
Autumn Park Apartments                     9/1/2016       4       5/2/2016
Gilbert Town Square                        9/8/2016       4       5/9/2016
Walnut Hill Plaza                         10/1/2016       5       5/2/2016
The Heritage Apartment Homes               7/1/2016       4       3/2/2016
Arioso City Lofts                          8/1/2016       4       4/2/2016
The Seasons                                9/1/2016       4       5/2/2016
Whitehall Tech Center I & II               7/1/2016       4       3/2/2016
Hemet Valley Center                        7/8/2016       4       3/9/2016
Sportmart/Westwood Storage                 6/8/2016       4       2/9/2016
Crystal Plaza                              8/8/2016       4       4/9/2016
Home Center Murrieta                       8/8/2016       5       3/9/2016
Windward Apartment Homes                   7/1/2016       4       3/2/2016
Northern Point Apartments                  8/8/2016       4       4/9/2016
Regents Court Medical Office               8/8/2016       4       4/9/2016
The Clay Hotel                             7/8/2016       4       3/9/2016
Haier Building                             8/1/2016       1       7/2/2016
Leeward Apartment Homes                    7/1/2016       4       3/2/2016
DDLLP Self Storage Portfolio               8/8/2016       4       4/9/2016
Well Luck Portfolio                       10/1/2016       2       8/2/2016
Campus Quad Phase I                       10/1/2016       4       6/2/2016
Woodland Hills Village                     8/8/2016       4       4/9/2016
Hilton Garden Inn - Orlando, FL            8/8/2016       4       4/9/2016
Courtyard - Little Rock                    7/8/2016       4       3/9/2016
Portofino Apartments                       6/1/2016       4       2/2/2016
Carmax of Texas                            8/1/2016       4       4/2/2016
Homewood Suites - Bakersfield              7/8/2016       4       3/9/2016
DaVita Portfolio                           7/1/2016       3       4/2/2016
Valley Fair Retail                         9/8/2016       7       2/9/2016
Capital City Press Office Building         8/1/2016       3       5/2/2016
Barclay Square Apartments                  8/8/2011       4       4/9/2011
Westview Shoppes                           9/8/2016       4       5/9/2016
Storage Plus                               9/8/2016       4       5/9/2016
Mariner Village Mobile Home Park           9/8/2011       4       5/9/2011
Jefferson Office Park                      7/8/2016       4       3/9/2016
Walmart Shadow Anchor Portfolio            8/8/2016       4       4/9/2016
Southgate Apartments                       5/1/2016       4       1/2/2016
Noble Hotel Portfolio                      7/1/2016       3       4/2/2016
Mapleshade Park                            8/8/2016       4       4/9/2016
Springhill Suites - Annapolis              8/8/2016       4       4/9/2016
De La Fuente 2006 Portfolio                6/1/2016       4       2/2/2016
Stanford Center                            8/8/2016       4       4/9/2016
Colonia Tepeyac Apartments                 6/8/2016       4       2/9/2016
2875 Santa Rosa Avenue                     6/8/2016       4       2/9/2016
RLJ - Fairfield Inn San Antonio Airport    7/1/2016      36       7/2/2016
RLJ - Residence Inn Salt Lake City         7/1/2016      36       7/2/2016
Carmax of Glencoe                          8/1/2016       4       4/2/2016
Yard House/Birch Street Center             9/8/2016       4       5/9/2016
Villas of Cordoba                          7/1/2018       4       3/2/2018
Global Plaza West                          6/8/2016       4       2/9/2016
Sonic Automotive I                         6/1/2016       4       2/2/2016
Olivewood Plaza Shopping Center            9/1/2016       3       6/2/2016
Holiday Inn - St. Louis                    7/8/2016       4       3/9/2016
Fairfield Inn and Suites- Clearwater       8/8/2016       4       4/9/2016
Asian Village                              8/1/2016       4       4/2/2016
15720 Ventura Blvd                         9/8/2016       4       5/9/2016
Watermill Apartments                       8/1/2016       4       4/2/2016
LA Fitness - Hamden, CT                    8/8/2016       4       4/9/2016
Bloomfield Retail                          8/8/2016       4       4/9/2016
Memorial Regional MOB III                  8/1/2016       4       4/2/2016
GSA Perris Office/Warehouse                7/8/2016       4       3/9/2016
The Weatherly                              9/1/2016       4       5/2/2016
RLJ - Courtyard Hammond                    7/1/2016      36       7/2/2016
Barrett Distribution                       6/8/2016       4       2/9/2016
Bel Villaggio Shopping Center              9/1/2016       4       5/2/2016
Town Center - South Retail                 9/8/2016       4       5/9/2016
Dependable Self Storage Portfolio          9/1/2016       4       5/2/2016
Casas Adobes                               8/8/2016       4       4/9/2016
Southgate Center I                         6/1/2016       3       3/2/2016
New York Classic Retail                    8/8/2016       4       4/9/2016
Hampton Inn - Birmingham                   9/1/2011       4       5/2/2011
Greenrich Building                         7/1/2016       3       4/2/2016
Jefferson Gateway II                       7/1/2016       4       3/2/2016
Paseo del Sol                              8/1/2016       4       4/2/2016
Mayors Plaza                               7/8/2016       4       3/9/2016
Eastgate Marketplace                       6/1/2016       4       2/2/2016
Intermountain-Homewood Suites              9/8/2016       4       5/9/2016
Cummins, Inc                               9/8/2017       4       5/9/2017
Bonanza Square                             9/1/2016       4       5/2/2016
Dupont Medical Office Building II          7/8/2016       4       3/9/2016
Marketplace at Cypress Creek               7/1/2016       3       4/2/2016
Hampton Inn & Suites - Yuma                7/1/2016       4       3/2/2016
University Plaza - Sunrise                 9/1/2016       4       5/2/2016
Main Street Plaza                          8/1/2016       5       3/2/2016
Madison Self Storage                       9/8/2016       4       5/9/2016
Julian Building                            7/1/2016       3       4/2/2016
CVS-Ft. Myers                              9/1/2016       4       5/2/2016
Perimeter Point                            7/8/2016       4       3/9/2016
Colonial Village Apartments - DE           6/1/2016       3       3/2/2016
Northwest Business Center                  7/8/2016       4       3/9/2016
Southgate Center II                        6/1/2016       3       3/2/2016
Hampton Inn @ Thousand Oaks                8/8/2016       4       4/9/2016
Gateway North Shopping Center              6/1/2016       3       3/2/2016
Shadowridge Shopping Center                7/1/2016       4       3/2/2016
Hampton Inn - Smyrna                       8/1/2016       4       4/2/2016
Flamingo Lakes                             7/1/2016       4       3/2/2016
RLJ - Courtyard Goshen                     7/1/2016      36       7/2/2016
Ashlan Village Shopping Center             9/1/2016       4       5/2/2016
Preserve Plaza                             7/1/2016       4       3/2/2016
Office Court at Saint Michael's            6/8/2016       4       2/9/2016
Liberty Self Storage                       9/8/2016       4       5/9/2016
Sandhill Square                            6/8/2016       4       2/9/2016
Fredericksburg Inn & Suites                8/8/2016       4       4/9/2016
Quality Inn - Fort Lee                     7/8/2016       4       3/9/2016
Trader Joes/Smart & Final                  6/8/2016       7      11/9/2016
Shops at Spectrum                          9/1/2016       4       5/2/2016
Union Square Shopping Center               8/1/2016       2       6/2/2016
Pelican Place                              5/1/2016       7      10/2/2016
Hampton Inn & Suites - Texarkana           7/8/2016       4       3/9/2016
Beverly Center                             7/1/2016       3       4/2/2016
RPT Office Building                       10/1/2016       4       6/2/2016
Sorrento Crossroads                        9/1/2016       4       5/2/2016
Sailhouse Lofts                            9/8/2016       4       5/9/2016
All Right Storage                          9/8/2016       4       5/9/2016
Winston Plaza                              9/1/2016       4       5/2/2016
Store America - Cicero & Syracuse          9/8/2016       4       5/9/2016
2010 East 15th Street                      7/8/2016       6       1/9/2016
Best Buy West Dundee                       9/1/2016       4       5/2/2016
Bayberry Cove Apartments                   7/8/2016       4       3/9/2016
Storage Center of Valencia                 8/8/2016       4       4/9/2016
Vitesse Semiconductor                      1/1/2016       4       9/2/2016
Preston Highlands                          9/1/2016       4       5/2/2016
Emporia West Shopping Center               9/1/2016       7       2/2/2016
47th & Kedzie Retail Center                7/8/2016       4       3/9/2016
Lakepointe Apartments - Lincoln City       8/1/2016       3       5/2/2016
Big Lots - Whittier                        7/1/2016       4       3/2/2016
La Plaza de Alhambra                       6/8/2016       4       2/9/2016
1286 Eighteen Mile Road                    6/8/2016       4       2/9/2016
Fedex Ground Illinois                      8/8/2016       4       4/9/2016
300 West Service Road                      9/1/2016       4       5/2/2016
Safe Lock Storage                          7/8/2016       4       3/9/2016
Petco & Big 5                              6/8/2016       4       2/9/2016
Mountain View Plaza                       10/1/2016       2       8/2/2016
Bristol South Coast Centre                 7/8/2016       4       3/9/2016
University Shopping Center                 9/1/2016       4       5/2/2016
Mission Manor                              9/8/2016       4       5/9/2016
Shops on the Boulevard                     6/8/2016       4       2/9/2016
Villager Apartments                        8/1/2016       2       6/2/2016
Cresthill Townhomes                        7/8/2016       4       3/9/2016
Intermountain-Fairfield Inn                9/8/2016       4       5/9/2016
La Prada Apartments                        7/1/2016       3       4/2/2016
Laguna Country Mart                        7/8/2016       4       3/9/2016
Plaza Linda Vista                          6/8/2016       4       2/9/2016
721 Wellness Way                           7/8/2016       4       3/9/2016
Headland Delowe                            7/8/2016       4       3/9/2016
Shops at Wescott                           7/8/2016       4       3/9/2016
Bandera at Mainland Shopping Center        7/1/2016       4       3/2/2016
801 Garfield                               6/8/2016       4       2/9/2016
T.O. Plaza 1                               7/8/2016       4       3/9/2016
The Park at Heritage Greene Apartments     7/1/2024       4       3/2/2024
Paddle Creek Shopping Center               7/8/2016       4       3/9/2016
Stone Ridge/Security Storage               7/8/2016       4       3/9/2016
Ellensburg Square                          6/1/2016       4       2/2/2016
GSA Tucson Office                          7/8/2016       4       3/9/2016
Loop 4 & 5                                 7/1/2016       4       3/2/2016
Pearland Plaza                             7/8/2013       2       5/9/2013
Prospect Park                              9/8/2016       4       5/9/2016
2803 Colorado Avenue                       6/8/2016       4       2/9/2016
Pacific Business Park                      9/8/2016       4       5/9/2016
Friendswood Plaza                          7/8/2013       2       5/9/2013
Stanwood Retail                            6/8/2016       4       2/9/2016
Sams Strip Center                          7/1/2016       3       4/2/2016
Green Valley Storage                       6/8/2016       4       2/9/2016
Pasco Retail Center                        7/1/2016       4       3/2/2016
Gateway Village Seniors                    9/1/2021       3       6/2/2021
Union Gap                                  6/1/2016       4       2/2/2016
Regency Square - Jacksonville              8/8/2016       4       4/9/2016
Center at Memorial                         9/1/2016       4       5/2/2016
Sandia Square                              7/8/2016       4       3/9/2016
Canyon Lakes Center                        6/1/2016       4       2/2/2016
San Jacinto Center                         8/8/2016       4       4/9/2016
Willow Creek Apts                          7/8/2016       4       3/9/2016
Bandera Place Shopping Center              7/1/2016       4       3/2/2016
The Chateau Apartments                     7/8/2016       4       3/9/2016
Shepherd Center                            8/8/2021       4       4/9/2021
2710 Weck Drive                            6/8/2016       4       2/9/2016
A Storage Place - Denver                   8/8/2016       4       4/9/2016
Carmichael Place Retail Center             8/8/2016       4       4/9/2016
Pine Knoll MHP                             7/8/2016       4       3/9/2016
Alliance Fire Protection                   8/1/2016       3       5/2/2016
Prestige Plaza - Topeka                    8/1/2016       3       5/2/2016
North Park Self Storage                    7/8/2016       4       3/9/2016
AAA Storage - I-37                         5/8/2016       4       1/9/2016
Paradise Plaza                             6/1/2016       4       2/2/2016
Park Slope Apartments                      8/8/2016       4       4/9/2016
4400 Keller Avenue                         7/8/2016       4       3/9/2016
McKinney Commons II                        6/8/2016       4       2/9/2016
Graphic Arts Plaza                         7/8/2016       4       3/9/2016
CVS Dayton                                 9/8/2016       4       5/9/2016
Isis Avenue                                7/8/2016       4       3/9/2016
Oak Lane Mobile Village                    8/8/2016       4       4/9/2016
The Park Whispering Pines                  6/1/2024       4       2/2/2024
Tony Romas                                 6/1/2016       4       2/2/2016
Cerritos Industrial                        7/8/2016       4       3/9/2016